                                                                   Exhibit 10.12


                               FIRST AMENDMENT TO
                     MEMBERSHIP INTERESTS PURCHASE AGREEMENT

      This FIRST AMENDMENT (the "Amendment") to the MEMBERSHIP INTERESTS PURCHASE AGREEMENT dated as of July 22, 1999, by and between Charter Communications Holding Company, LLC (the "Company") and Paul G. Allen (the "Buyer"), is entered into as of August 10, 1999.

                                    RECITALS

      A. The Company and Buyer entered into that certain Membership Interests Purchase Agreement dated as of July 22, 1999 (the "Purchase Agreement") providing for, among other things, the purchase and sale of membership interests to the Buyer in two closings, the first to occur on or before July 30, 1999, and the second to occur after July 30, 1999 and on or before September 1, 1999.

      B. The First Closing occurred on August 10, 1999, and in connection therewith, Vulcan Cable III Inc. ("Vulcan"), a Washington corporation wholly-owned by the Buyer, acquired the First Issuance Acquired Membership Interests for a purchase price of $500 million.

      C. Vulcan has assumed the obligations of one of the Company's subsidiaries to purchase certain equity and debt from the stockholders of three corporate partners (the "Blocker Corporations") of InterLink Communications Partners, LLLP (or its successor) ("InterLink").

      D. The parties to the Purchase Agreement desire to amend the Purchase Agreement to reflect a change in the timing and manner in which the Buyer will purchase an additional 39,797,395 Units (the "Second Tranche") for $825 million in the form of cash and membership interests in InterLink to be contributed to the Company.

      E. Capitalized terms used in this Amendment shall have the meaning ascribed to them in the Purchase Agreement.

                                    AGREEMENT

      In consideration of the mutual premises contained herein and intending to be legally bound, the parties agree that the Purchase Agreement is hereby amended as follows:

      1. Section 1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

            "1. Purchase and Sale of Membership Interests. On the terms and subject to the conditions contained in this Agreement, the Company hereby agrees to issue and sell to Buyer or his designee, and Buyer hereby agrees to purchase or cause to be purchased from the Company, (a) at the First Closing (as defined below), 24,119,633 Units for an aggregate purchase price of Five Hundred Million

Dollars ($500,000,000) (the 'FIRST ISSUANCE ACQUIRED MEMBERSHIP INTEREST'), (b) at the Second Closing (as defined below), a number of Units equal to the Second Closing Cash Amount (as defined below) divided by $20.73 (the 'SECOND ISSUANCE ACQUIRED MEMBERSHIP INTEREST'), for an aggregate purchase price equal to the Second Closing Cash Amount, and (c) at the Third Closing (as defined in Section 2(c) below), the portion of the Second Tranche not purchased in the Second Closing (the 'THIRD ISSUANCE ACQUIRED MEMBERSHIP INTEREST'), in consideration of
(x) the contribution to the Company of the InterLink Interest (as defined in Section 2(c) below), (y) the assignment to the Company of all of Vulcan's right to and interest in any indemnification payments or other amounts that may be payable to it or by it (other than the Final Blocker Price) under the InterLink Agreement (as defined below), and (z) the commitment made hereby to pay to the Company the Excess Cash (as defined below), if any. As used in this Agreement, the following terms have the following meanings:

            (a) 'Estimated Blocker Price' means the maximum amount, estimated by Vulcan in good faith immediately prior to the Second Closing, that Vulcan will be required to pay to acquire the Blocker Corporations from the owners thereof.

            (b) 'Excess Cash' means the amount by which the Estimated Blocker Price exceeds the Final Blocker Price.

            (c) 'Final Blocker Price' means the final purchase price (determined after all adjustments made pursuant to Section 2.4(d) of the InterLink Agreement and assuming that all purchase price holdbacks and payments into escrow have been paid by Vulcan to the shareholders of the Blocker Corporations) paid by Vulcan to the shareholders of the Blocker Corporations.

            (d) 'InterLink Agreement' means that certain Purchase and Sale Agreement, among Charter Investment, Inc. (formerly Charter
      Communications, Inc.), InterLink and the "Sellers" listed on the signature pages thereto, dated as of April 26, 1999, as amended.

            (e) 'Second Closing Cash Amount' means the amount by which Eight Hundred Twenty-Five Million ($825,000,000) exceeds the
      Estimated Blocker Price.

      2. Section 2 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

            "2.  Closing; Deliveries.

                  (a) First Closing. The closing of the purchase and sale of the First Issuance Acquired Membership Interests (the 'FIRST CLOSING') shall occur at the offices of Irell & Manella LLP ('I&M'), 1800 Avenue of the Stars, Suite 900, Los Angeles, California 90067, on a date on or before August 10, 1999, to be agreed upon by the Company and Buyer. At the First Closing, the Company shall deliver to Buyer or his designee one or more certificates evidencing the First Issuance Acquired Membership Interests registered in the name of Buyer or his designee and Buyer shall pay or cause to be paid to the Company the purchase price for the First Issuance Acquired Membership Interests by check or wire transfer. The date on which the First Closing occurs is hereinafter referred to as the 'FIRST CLOSING DATE.'

                  (b) Second Closing. The closing of the purchase and sale of the Second Issuance Acquired Membership Interests (the 'SECOND CLOSING') shall occur at the offices of I&M on a date after August 10, 1999 and on or before September 1, 1999 to be agreed upon by the Company and Buyer. At the Second Closing, the Company shall deliver to Buyer or his designee one or more certificates evidencing the Second Issuance Acquired Membership Interests registered in the name of Buyer or his designee and Buyer shall pay or cause to be paid to the Company the purchase price for the Second Issuance Acquired Membership Interests by check or wire transfer. The date on which the Second Closing occurs is hereinafter referred to as the 'SECOND CLOSING DATE.'

                  (c) Third Closing. The closing of the sale of the Third Issuance Acquired Membership Interest (the 'THIRD CLOSING') shall occur at the office of I&M within five days (or sooner if agreed to between Buyer and the Company) after the date on which Vulcan acquires the interests in InterLink (the "InterLink Interest") owned by the Blocker Corporations. At the Third Closing, the Company shall deliver to Vulcan, as Buyer's designee, one or more certificates evidencing the Third Issuance Acquired Membership Interests registered in the name of Vulcan or such other person or entity as may be designated by Allen and Vulcan (or such other person or entity designated by Buyer) shall contribute to the Company the InterLink Interest. From and after the Third Closing, Vulcan shall have no further obligation under the InterLink Agreement other than for payment of the Final Blocker Price and shall have no right to any indemnification or other payment that might otherwise be payable to it under the InterLink Agreement.

            (d) Total Amount to Company. The parties intend that the sum of the following will valued at One Billion Three Hundred Twenty-Five Million Dollars ($1,325,000,000): (i) the purchase price paid at the First Closing, (ii) the purchase price paid at the Second Closing, (iii) the InterLink Interest, and
(iv) the Excess Cash, if any.

            (e) Contribution of InterLink Interest. Immediately after Vulcan's contribution of the InterLink Interest to the Company, the Company shall contribute the InterLink Interest to Charter Communications Holdings, LLC, its wholly-owned subsidiary ('CCH'). Immediately after the contribution of the InterLink Interest to CCH, CCH shall contribute the InterLink Interest to Charter Communications Operating, LLC, its wholly-owned subsidiary ('CCO')."

      3. Except as otherwise set forth in this Amendment, the Purchase Agreement remains unchanged and in full force and effect.

      4. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Company and the Buyer have caused this Amendment to be signed by their duly authorized representatives, all as of the date first written above.




                                    CHARTER COMMUNICATIONS HOLDING
                                    COMPANY, LLC, a Delaware limited
                                    liability company

                                        /s/ Curtis S. Shaw
                                    By:_____________________________________
                                       Name:  Curtis S. Shaw
                                       Its:   Senior Vice President, General
                                              Counsel and Secretary

                                    CHARTER COMMUNICATIONS HOLDINGS, LLC,
                                    a Delaware limited liability company

                                        /s/ Curtis S. Shaw
                                    By:_____________________________________
                                       Name:  Curtis S. Shaw
                                       Its:   Senior Vice President, General
                                              Counsel and Secretary

                                    CHARTER COMMUNICATIONS OPERATING,
                                    LLC, a Delaware limited liability
                                    company

                                        /s/ Curtis S. Shaw
                                    By:_____________________________________
                                       Name:  Curtis S. Shaw
                                       Its:   Senior Vice President, General
                                              Counsel and Secretary









                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                          [SIGNATURE PAGE TO AMENDMENT]


                                    BUYER


                                     /s/ Paul G. Allen
                                    -------------------------------------
                                    Paul G. Allen


                                    VULCAN CABLE III INC., a Washington
                                    corporation


                                    By: /s/ William D. Savoy
                                       ----------------------------------
                                       Name: William D. Savoy
                                       Its:  President